Exhibit 99.1

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Introduction to Pro Forma Financial Information

Introduction

The following pro forma financial information for Centro NP LLC (as successor to New Plan Excel Realty Trust, Inc. and its subsidiaries) (collectively the “Company”) has been prepared to give effect to the distribution of 51% of the Company’s interest in certain subsidiaries (the “Transferred Entities”) owning 48 real properties with a total approximate fair market value of $513.4 million (the “January Transferred Assets”) to Super LLC and the contribution of the remaining 49% interest in the Transferred Entities to Centro NP Residual Holding LLC (“NP Residual Holding”), a limited liability company formed in August 2007, of which the Company owns 49% and Super LLC owns 51%.

In connection with the formation of the NP Residual Holding on August 15, 2007, the Company contributed 49% of its interest in certain subsidiaries, owning 18 real properties (the “August Transferred Assets”) with an approximate value of $398.0 million, to NP Residual Holding. The Company distributed the remaining 51% of its interest in the transferred subsidiaries to its parent, Super LLC, and Super LLC contributed such interest in the transferred entities to NP Residual Holding.  In November 2007, the Company contributed 49% of its interest in certain additional subsidiaries, owning 25 real properties (the “November Transferred Assets”) with an approximate value of $610.0 million, to this joint venture.  The Company distributed the remaining 51% of its interest in the additional transferred entities to Super LLC, and Super LLC contributed such interest in the additional transferred entities to this joint venture. In March 2008, the Company contributed 49% of its interest in certain additional subsidiaries, owning 31 real properties (the “March Transferred Assets”) with an approximately value of $780.0 million, to this joint venture.  The Company distributed the remaining 51% of its interest in the additional transferred entities to Super LLC, and Super LLC contributed such interest in the additional transferred entities to this joint venture.  The unaudited pro forma financial statements reflecting such transactions of the Company, have been filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on April 3, 2008, August 21, 2007 and November 30, 2007, respectively.  A description of prior transactions is provided as a basis for understanding the pro forma financial information provided by the Company.

Merger Transaction

On February 27, 2007, New Plan Excel Realty Trust, Inc. (“New Plan”), and Excel Realty Partners, L.P., a Delaware limited partnership in which New Plan, through a wholly owned subsidiary, is the general partner, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company (formerly Super IntermediateCo LLC), Super MergerSub Inc. (“MergerSub”), and Super DownREIT MergerSub LLC (“Super REIT MergerSub” and together with the Company and MergerSub, the “Buyer Parties”).  The Merger Agreement provided for, among other things, the merger of MergerSub with and into New Plan (the “Merger”), with New Plan surviving the Merger.  In connection with the Merger, New Plan became a wholly owned subsidiary of Centro NP.

Immediately following the Merger, on April 20, 2007, New Plan, as the surviving corporation of the Merger, was liquidated (the “Liquidation”), and in connection with the Liquidation, (a) all of New Plan’s assets were transferred to, and all of its liabilities were assumed by, the Company, (b) all outstanding shares of preferred stock of New Plan were automatically converted into, and cancelled in exchange for the right to receive, cash liquidating distributions in accordance with their terms, and (c) all shares of common stock of New Plan were cancelled.

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Balance Sheet

September 30, 2008

(Unaudited, in thousands)

		Transferred
	Historical (a)	Assets (b)		Pro Forma
ASSETS
Real estate:
Land	$961,663	$(159,158	)(b1)	$802,505
Building and improvements	2,201,865	(400,417	)(b1)	1,801,448
Accumulated depreciation and amortization	(106,848)	21,040	(b1)	(85,808)
Net real estate	3,056,680	(538,535)		2,518,145
Real estate held for sale	—	—		—
Cash and cash equivalents	17,591	—		17,591
Restricted cash	23,448	—		23,448
Marketable securities	7,160	—		7,160
Receivables:
Trade, net of allowance for doubtful accounts	22,420	(5,093	)(b1)	17,327
Deferred rent, net	10,534	(1,635	)(b1)	8,899
Other, net	35,833	(3,317	)(b1)	32,516
Mortgages and notes receivable	—	—		—
Prepaid expenses and deferred charges	14,696	(2,822	)(b1)	11,874
Investment in/advances to unconsolidated ventures	737,350	272,941	(b2)	1,010,291
Intangible assets, net of accumulated amortization	491,318	(70,238	)(b1)	421,080
Goodwill	—	—		—
Other assets	1,904	512	(b1)	2,416
Total assets	$4,418,934	$(348,187)		$4,070,747

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities:
Mortgages payable, including unamortized premium	$431,165	$—		$431,165
Notes payable, net of unamortized premium	857,861	—		857,861
Credit facilities	479,884	—		479,884
Capital leases	30,425	—		30,425
Due to Centro Property Trust	—	—		—
Other liabilities	328,722	(37,986	)(b1)	290,736
Redemption rights	9,386	—		9,386
Tenant security deposits	7,866	(965	)(b1)	6,901
Total liabilities	2,145,309	(38,951)		2,106,358

Minority interest in consolidated partnership and joint ventures	42,763	—		42,763

Commitments and contingencies	—	—		—

Members’ Capital:
Members’ capital	3,132,726	(309,236	)(b3)	2,823,490
Accumulated other comprehensive loss	42	—		42
Retained earnings	(901,906)	—		(901,906)
Total members’ capital	2,230,862	(309,236)		1,921,626
Total liabilities and members’ capital	$4,418,934	$(348,187)		$4,070,747

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2008

Presentation

The preceding pro forma consolidated balance sheet as of September 30, 2008 presents the historical amounts for the Company, adjusted for the effects of (i) the contribution by the Company of the January Transferred Assets as if such transactions had occurred on September 30, 2008.

The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company’s Form 10-Q for the quarter ended September 30, 2008.

The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transactions described above actually occurred on September 30, 2008, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

(a)                      Reflects the consolidated historical balance sheet of the Company as of September 30, 2008, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended September 30, 2008.

(b)                     Represents adjustments to reflect contribution of the Transferred Assets as follows:

(b1)               Represents the book value of the January Transferred Assets and the related working capital balances.

(b2)               Represents the book value of the Company’s 49% interest in NP Residual Holding.  The interest includes 49% interest in the 48 real properties and working capital balances associated with these properties.

(b3)               Represents the distribution of the value of Super LLC’s 51% interest in NP Residual Holding.

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2008

(Unaudited, in thousands)

		Pro Forma Adjustments
		January	March
	Company	Transferred Assets	Transferred Assets	Pro
	Historical (a)	Historical (b1)	Historical (b2)	Forma
Revenues:
Rental income	$249,996	$(41,088)	$(16,137)	$192,771
Percentage rents	3,226	(301)	(172)	2,753
Expense reimbursements	59,973	(9,279)	(3,713)	46,981
Fee income	21,964	—	—	21,964
Total revenues	335,159	(50,668)	(20,022)	264,469

Operating Expenses:
Operating costs	57,899	(10,252)	(3,182)	44,465
Real estate taxes	38,969	(6,575)	(2,470)	29,924
Depreciation and amortization	156,600	(26,650)	(9,382)	120,568
Provision for doubtful accounts	3,284	(772)	9	2,521
Casualty loss from hurricane	4,261	—	—	4,261
Impairment of real estate	102,823	(28,975)	—	73,848
Impairment of goodwill and other intangibles	173,536	—	—	173,536
General and administrative	20,208	(7)	(2)	20,199
Total operating expenses	557,580	(73,231)	(15,027)	469,322

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	(222,421)	22,563	(4,995)	(204,853)

Other income and expenses:
Interest, dividend and other income	1,696	(14)	—	1,682
Equity in income of unconsolidated Ventures	(7,318)	(11,049)	2,374	(15,993)
Impairment of investments accounted for under the equity method	(13,029)	—	—	(13,029)
Interest expense	(75,657)	—	150	(75,507)
Minority interest in income of consolidated partnership and joint ventures	(3,969)	—	—	(3,969)
(Loss) income from continuing operations	$(320,698)	$11,500	$(2,471)	$(311,669)

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Period from April 5, 2007 through December 31, 2007

(Unaudited, in thousands)

		Pro Forma Adjustments
		January	March	November	August			January		March		November		August
	Company	Transferred Assets	Transferred Assets	Transferred Assets	Transferred Assets	Centro		Transferred		Transferred		Transferred		Transferred		Pro
	Historical (a)	Historical (b1)	Historical (b2)	Historical (b3)	Historical (b4)	Acquisition (c)		Assets (d)		Assets (d)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$311,138	$(43,544)	$(42,366)	$(32,686)	$(13,874)	$—		$—		$—		$—		$—		$178,668
Percentage rents	2,463	(276)	(124)	(115)	(64)	—		—		—		—		—		1,884
Expense reimbursements	79,115	(9,671)	(10,302)	(8,799)	(2,928)	—		—		—		—		—		47,415
Fee income	21,952	—	—	—	—	—		—		—		—		—		21,952
Total revenues	414,668	(53,491)	(52,792)	(41,600)	(16,866)	—		—		—		—		—		249,919

Operating Expenses:
Operating costs	60,635	(7,926)	(6,871)	(5,950)	(2,214)	—		—		—		—		—		37,674
Real estate taxes	48,113	(6,671)	(6,521)	(5,458)	(1,897)	—		—		—		—		—		27,566
Depreciation and amortization	189,063	(24,436)	(24,786)	(16,657)	(6,965)	—		—		—		—		—		116,219
Provision for doubtful accounts	3,141	(389)	(565)	(345)	(30)	—		—		—		—		—		1,812
Impairment of real estate	27,775	(8,653)	—	—	—											19,122
Impairment of goodwill and other intangibles	552,851	—	—	—	—											552,851
General and administrative	20,538	—	(7)	—	(1)	—		—		—		—		—		20,530
Total operating expenses	902,116	(48,075)	(38,750)	(28,410)	(11,107)	—		—		—		—		—		775,774

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	(487,448)	(5,416)	(14,042)	(13,190)	(5,759)	—		—		—		—		—		(525,855)

Other income and expenses:
Interest, dividend and other income	4,724	(5)	(6)	—	—	—		—		—		—		—		4,713
Equity in income of unconsolidated ventures	2,576	—	—	—	—	—		2,435	(d1)	6,869	(d1)	6,463	(d1)	2,822	(d1)	21,165
Interest expense	(78,802)	452	30	—	—	—		—		—		—		—		(78,320)
Minority interest in income of consolidated partnership and joint ventures	(5,956)	—	—	—	—	1,701	(c1)	—		—		—		—		(4,255)
Income (loss) from continuing operations	$(564,906)	$(4,969)	$(14,018)	$(13,190)	$(5,759)	$1,701		$2,435		$6,869		$6,463		$2,822		$(582,552)

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Pro Forma Consolidated Statement of Operations

For the Period from January 1, 2007 through April 4, 2007

(Unaudited, in thousands, except per share information)

		Pro Forma Adjustments
		January	March	November	August			January		March		November		August
	Predecessor	Transferred Assets	Transferred Assets	Transferred Assets	Transferred Assets	Centro		Transferred		Transferred		Transferred		Transferred		Pro
	Historical (a)	Historical (b1)	Historical (b2)	Historical (b3)	Historical (b4)	Acquisition (c)		Assets (d)		Assets (d)		Assets (d)		Assets (d)		Forma
Revenues:
Rental income	$92,455	$(12,694)	$(10,765)	$(11,571)	$(8,204)	$10,520	(c2)	$(1,200	)(d2)	$(1,348	)(d2)	$(1,042	)(d2)	$(879	)(d2)	$55,272
Percentage rents	2,169	(178)	(277)	(16)	(269)	—		—		—		—		—		1,429
Expense reimbursements	27,730	(3,247)	(3,164)	(3,931)	(2,073)	—		—		—		—		—		15,315
Fee income	8,832	—	—	—	—	—		—		—		—		—		8,832
Total revenues	131,186	(16,119)	(14,206)	(15,518)	(10,546)	10,520		(1,200)		(1,348)		(1,042)		(879)		80,848

Operating Expenses:
Operating costs	22,012	(2,981)	(2,075)	(2,167)	(1,489)	—		—		—		—		—		13,300
Real estate taxes	17,210	(2,379)	(2,005)	(2,294)	(1,386)	—		—		—		—		—		9,146
Depreciation and amortization	25,841	(3,748)	(2,909)	(3,266)	(2,039)	30,280	(c3)	(2,294	)(d3)	(3,287	)(d3)	(2,918	)(d3)	(1,890	)(d3)	33,770
Provision for doubtful accounts	3,277	(474)	(473)	(483)	(204)	—		—		—		—		—		1,643
General and administrative	51,932	—	—	—	—	(42,629	)(c4)	—		—		—		—		9,303
Total operating expenses	120,272	(9,582)	(7,462)	(8,210)	(5,118)	(12,349)		(2,294)		(3,287)		(2,918)		(1,890)		67,162

Income (loss) before real estate sales, impairment of real estate, minority interest and other income and expenses	10,914	(6,537)	(6,744)	(7,308)	(5,428)	22,869		1,094		1,939		1,876		1,011		13,686

Other income and expenses:
Interest, dividend and other income	1,524	(4)	(1)	(1)	(2)	—		—		—		—		—		1,516
Equity in income of unconsolidated Ventures	974	—	—	—	—	—		2,518	(d1)	2,332	(d1)	2,662	(d1)	2,143	(d1)	10,629
Interest expense	(26,845)	309	47	—	45	1,300	(c5)	—		—		—		—		(25,144)
Minority interest in income of consolidated partnership and joint ventures	(297)	—	—	—	—	—		—		—		—		—		(297)
(Loss) income from continuing operations	$(13,730)	$(6,232)	$(6,698)	$(7,309)	$(5,385)	$24,169		$3,612		$4,271		$4,538		$3,154		$390

(Loss) income from continuing operations per common share
Basic	$(0.22)															$—
Diluted	$(0.20)															$—

Weighted average shares outstanding – basic	103,355															—
Weighted average shares outstanding – diluted	109,558															—

CENTRO NP LLC (THE “COMPANY”)

(AS SUCCESSOR TO NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

(THE “PREDECESSOR”))

Notes to Pro Forma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2008, Period from April 5, 2007 through December 31, 2007 and the Period from January 1, 2007 through April 4, 2007

Presentation

The preceding pro forma consolidated statements of operations for the nine months ended September 30, 2008 present the historical amounts for the Company adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on January 1, 2007; (iii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on January 1, 2007; (iv) the contribution by the Company of the March Transferred Assets, as if such transactions had occurred on January 1, 2007; and (v) the contribution by the Company of the January Transferred Assets, as if such transaction had occurred on January 1, 2007.  The preceding pro forma consolidated statements of operations for the period from April 5, 2007 through December 31, 2007 present the historical amounts for the Company adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on April 5, 2007; (iii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on April 5, 2007; (iv) the contribution by the Company of the March Transferred Assets, as if such transactions had occurred on April 5, 2007; and (v) the contribution by the Company of the January Transferred Assets, as if such transaction had occurred on April 5, 2007.  The preceding pro forma consolidated statements of operations for the period from January 1, 2007 through April 4, 2007 present the historical amounts for the Predecessor, adjusted for the effects of (i) the Merger and Liquidation; (ii) the contribution by the Company of the August Transferred Assets, as if such transactions had occurred on January 1, 2007; (iii) the contribution by the Company of the November Transferred Assets, as if such transactions had occurred on January 1, 2007; (iv) the contribution by the Company of the March Transferred Assets, as if such transactions had occurred on January 1, 2007; and, (v) the contribution by the Company of the January Transferred Assets, as if such transactions had occurred on January 1, 2007.

Notes and Management Assumptions

(a)                                  Reflects the consolidated results of operations of the Company or the Predecessor, as applicable, for the nine months ended September 30, 2008, the period from April 5, 2007 through December 31, 2007, and the period from January 1, 2007 through April 4, 2007, respectively, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Form 10-Q for the quarter ended September 30, 2008 and Form 10-K for the year ended December 31, 2007, respectively.

(b1)                           Reflects the revenues and expenses of the January Transferred Assets, as included in the historical financial statements for the nine months ended September 30, 2008, the period from April 5, 2007 through December 31, 2007 and the period from January 1, 2007 through April 4, 2007, respectively.

(b2)                           Reflects the revenues and expenses of the March Transferred Assets, as included in the historical financial statements for the nine months ended September 30, 2008, the period from April 5, 2007 through December 31, 2007 and the period from January 1, 2007 through April 4, 2007, respectively.

(b3)                           Reflects the revenues and expenses of the November Transferred Assets, as included in the historical financial statements for the nine months ended September 30, 2008, the period from April 5, 2007 through December 31, 2007 and the period from January 1, 2007 through April 4, 2007, respectively.

(b4)                           Reflects the revenues and expenses of the August Transferred Assets, as included in the historical financial statements for the nine months ended September 30, 2008, the period from April 5, 2007 through December 31, 2007 and the period the period from January 1, 2007 through April 4, 2007, respectively.

(c)                                  Represents adjustments to reflect the Merger and Liquidation as follows:

(c1)         Centro NP owned a controlling interest in New Plan, but did not own 100% of the outstanding shares of New Plan for the period April 5, 2007 through April 19, 2007.  Accordingly, the shares not owned by Centro NP were minority interests of the Company.  The Company’s historical results of operations included an adjustment to reflect the results of operations attributable to the minority interests.  Had the Merger and Liquidation happened on April 5, 2007, this adjustment would not have been necessary.

(c2)         Reflects the amortization of above and below market leases fair valued in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”).

(c3)         Reflects the deprecation and amortization of assets recorded in accordance with SFAS No.141.

(c4)         As discussed above, all outstanding stock-based compensation became fully vested and exercisable as a result of the Merger and Liquidation.  Reflects the elimination of expenses associated with outstanding stock-based compensation.

(c5)         Reflects the adjustment of interest expense for the following (1)  the redemption of $200 million of convertible bonds that had a coupon of 3.70%;  (2) the redemption of $115 million of convertible bonds that had a coupon rate of 3.75%;  (3)  the mark to market of the remaining notes in accordance with SFAS No. 141 at an average rate of 6.13%;  (4)  the mark to market of mortgages in accordance with SFAS No. 141 at an average rate of 6.19%; (5) the mark to market adjustment on capital leases at a rate of 6%; (6)  interest that would have been incurred on the $303.4 million loan from Centro Property Trust at LIBOR plus 175 basis points; and (7)  the elimination of any interest incurred on swaps.

(d)                                 Represents adjustments to reflect the January Transferred Assets, March Transferred Assets, November Transferred Assets and August Transferred Assets as follows:

(d1)                           Reflects the 49% ownership interest in the results of operations of NP Residual Holding.

(d2)                           Reflects the elimination of amounts recorded in connection with the amortization of above and below market leases fair valued in accordance with SFAS No. 141.

(d3)                           Reflects the elimination of the amortization expense recorded on intangible assets fair valued in accordance with SFAS No. 141.